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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 22, 1998

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

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ITEM 5.  OTHER EVENTS

      On September 22, 1998, Consolidated Graphics, Inc. (the "Company") announced the signing of a non-binding letter of intent to acquire The Graphics Group of Dallas, Texas. A copy of the press release is attached hereto as
Exhibit 99.1.

       On September 22, 1998, Consolidated Graphics, Inc. (the "Company") announced the completion of the acquisition of Printing Corporation of America located in Baltimore, Maryland. A copy of the press release is attached hereto as Exhibit 99.2.

       The attached press releases may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibits are filed herewith:


     99.1 Press release of Consolidated Graphics, Inc. dated September 22, 1998, related to the signing of a non-binding letter of intent to acquire The Graphics Group of Dallas, Texas.

     99.2 Press release of Consolidated Graphics, Inc. dated September 22, 1998, related to the announcement of the acquisition of Printing Corporation of America located in Baltimore, Maryland.



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                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                          CONSOLIDATED GRAPHICS, INC.
                                                 (Registrant)

                                          By: /s/ RANDALL D. KEYS
                                                  Randall D. Keys
                                                  Vice President-Finance and
                                                  Chief Financial Officer


Date:  September 28, 1998

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